united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

2016

Annual Report

AL FRANK FUND

AL FRANK DIVIDEND VALUE FUND

Dear Shareholders,

We often state that the secret to success in stocks is not to get scared out of them. Last year provided yet another vivid illustration. There was no shortage of concerns in 2016 (as has been the case every year), starting almost from day one as the worst first week in history (the Dow Jones Industrial Average skidded 6.2%, or more than 1,000 points) supposedly portended an ugly year for equities. Worries were hardly alleviated over the ensuing five weeks, with the percentage losses hitting double-digits in February on fears that a Chinese economic slowdown would kill global growth, while here at home, many were spooked by subpar GDP growth, uncertainty in regard to Federal Reserve monetary policy and questions about the health of corporate profits. And that was all before the shocking Brexit vote and the unexpected Trump victory, both of which were widely thought to be black-swan events that would lead to massive stock market losses.

Through it all, the most important equity gauge, the S&P 500, managed a total return in 2016 of 11.96%, while our benchmark index, the Russell 3000, advanced 12.74%. Happily, the Al Frank Fund (VALUX) and the Al Frank Dividend Value Fund (VALDX) enjoyed market-beating performance, clearly aided by the resurgence of Value investing.

Al Frank Fund Average Annual Total Return as of 12/31/2016

	Al Frank Fund
	Investor Class *	Al Frank Fund	Russell 3000®	S&P 500®
		Advisor Class**	Index	Index
1 year	15.62%	15.87%	12.74%	11.96%
5 years	12.91%	13.19%	14.67%	14.66%
10 years	5.11%	5.38%	7.07%	6.95%
Since Inception 1.2.98	10.08%	N/A	6.71%	6.45%
Since Inception 4.30.06	N/A	5.08%	7.45%	7.42%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.58% for the Investor Class and 1.32% for the Advisor Class, respectively, per the May 1, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations 01/2/1998

**	Commencement of operations 04/30/2006

Al Frank Dividend Value Fund Average Total Return as of 12/31/2016

	Al Frank Dividend	Al Frank Dividend
	Value Fund	Value Fund	Russell 3000®	S&P 500®
	Investor Class *	Advisor Class**	Index	Index
1 year	13.42%	13.61%	12.74%	11.96%
5 years	11.94%	12.20%	14.67%	14.66%
10 years	4.66%	4.90%	7.07%	6.95%
Since Inception 1.2.98	6.52%	N/A	8.38%	8.10%
Since Inception 4.30.06	N/A	4.96%	7.45%	7.42%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. Total returns are calculated using the traded NAV on June 30, 2016 for the Investor Class and Advisor Class. The Fund’s total annual operating expenses are 1.98% for the Investor Class and 1.73% for the Advisor Class, respectively, per the May 1, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.98% for the Investor Class and 1.73% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations 09/30/2004

**	Commencement of operations 04/30/2006

The following attribution analysis illustrates some of the reasons why the Funds performed as they did during 2016 relative to their benchmarks, the Russell 3000® Index and the S&P 500® Index.

*****

The Al Frank Fund benefited from excellent stock selection within the Industrials, Information Technology, Consumer Staples and Materials sectors, along with an underweight position in Health Care and Real Estate. Relatively weak stock picking within the Energy and Consumer Discretionary sectors hurt performance, as did our overweight position with the Consumer Discretionary sector and our modest cash position. The Financial sector also helped boost relative returns from both an allocation and selection standpoint.

Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2016 were Tutor Perini, JPMorgan Chase, Benchmark Electronics, Newmont Mining and Norfolk Southern. On the other side of the ledger, Bristow Group, Royal Caribbean, Gilead Sciences, Navios Maritime and HollyFrontier had the largest negative impact.

Top Holdings, Sector Weights and Market Capitalization Weights for VALUX as of 12/31/16 are as follows:

	% Total		% Total		% Total
Company Name	Portfolio	Sector	Portfolio	Market Cap	Portfolio
Walt Disney Co	2.5%	Information Technology	20.9%	Large	38.9%
Apple Inc	2.5%	Financials	18.6%	Giant	38.9%
Aetna Inc	2.3%	Consumer Discretionary	17.7%	Medium	15.3%
Microsoft Corp	2.2%	Industrials	15.1%	Small	6.9%
JPMorgan Chase & Co	2.2%	Health Care	9.4%	Micro	0%
Benchmark Electronics Inc	2.2%	Energy	6.9%
Prudential Financial Inc	2.1%	Materials	4.6%
Intel Corp	2.1%	Consumer Staples	4.5%
Bank of New York Mellon Corp	2.0%	Utilities	1.4%
Norfolk Southern Corp	2.0%	Real Estate	1.0%
Celanese Corp	1.9%
Corning Inc	1.9%
ManpowerGroup Inc	1.9%
Wells Fargo & Co	1.9%
Royal Caribbean Cruises Ltd	1.8%

*****

The Al Frank Dividend Value Fund benefited from excellent stock selection within the Industrials, Information Technology, Consumer Staples and Materials sectors, along with an underweight position in Health Care, Real Estate and Consumer Staples. Relatively weak stock picking within the Energy sector, as did our overweight position within the Consumer Discretionary sector and our modest cash position. The Financial sector also helped boost relative performance from both an allocation and selection standpoint.

Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2016 were JPMorgan Chase, KeyCorp, Symantec, Corning and PetMed Express. On the other side of the ledger, Stage Stores, Ericsson, Gilead Sciences, Ensco PLC and Quality Systems had the largest negative impact.

Top Holdings, Sector Weights and Market Capitalization Weights for VALDX as of 12/31/16 are as follows:

	% Total		% Total		% Total
Company Name	Portfolio	Sector	Portfolio	Market Cap	Portfolio
JPMorgan Chase & Co	2.6%	Information Technology	21.1%	Giant	42.1%
Apple Inc	2.2%	Financials	18.8%	Large	36.2%
Microsoft Corp	2.1%	Consumer Discretionary	17.5%	Medium	12.8%
Travelers Cos Inc/The	2.1%	Health Care	11.8%	Small	8.9%
Cisco Systems Inc	2.1%	Industrials	11.4%	Micro	0%
Aetna Inc	2.0%	Energy	6.8%
KeyCorp	2.0%	Consumer Staples	5.5%
Prudential Financial Inc	2.0%	Materials	3.2%
Corning Inc	2.0%	Telecommunication Services	1.7%
Allstate Corp/The	1.9%	Real Estate	1.1%
Eaton Corp PLC	1.8%
Symantec Corp	1.8%
AT&T Inc	1.7%
Intel Corp	1.7%
PetMed Express Inc	1.7%

*****

We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Funds and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 12/31/16, the Al Frank Fund – Investor Class (VALUX) has enjoyed a 10.08% annualized rate of return since its inception on January 2, 1998, compared to a 6.71% annualized return for the Russell 3000® Index and a 6.45% annualized return for the S&P 500® Index over the same period. As of 12/31/16, the Al Frank Dividend Value Fund – Investor Class (VALDX), with its emphasis on dividend-paying stocks, has had a 6.52% annualized rate of return since its inception on September 30, 2004, versus an 8.38% annualized return for the Russell 3000® Index and an 8.10% annualized return for the S&P 500® Index over the same period.

Remember that both of our Funds seek broad diversification with exposure across nearly all market sectors. Also, as the charts above illustrate, we remain very much an all-cap manager, with representation in micro, small, mid, large and giant-caps. We have always been equal opportunity stock pickers, free to go where we believe the bargains reside. In fact, in recent years we have moved more toward larger-cap holdings, given the opportunities we believe were presented by the relatively inexpensive valuations that were created as a result of small and mid-cap stocks dramatically outperforming since the turn of the millennium. Continued support for the shift can be found in the December 2016 S&P Indices Market Attributes report. Standard & Poor’s states that the price return since December 1999 on the Large-Cap S&P 500® Index has been +52.38% through December 31, 2016, compared to +273.44% for the S&P MidCap 400® Index and +323.66% for the S&P SmallCap 600® Index. And on the valuation side, Standard & Poor’s shows a price to earnings ratio of 20.6 times 2016 estimated earnings for the S&P 500® Index versus a P/E of 24.6 for the S&P MidCap 400® Index and 29.6 for the S&P SmallCap 600® Index.

*****

As the calendar has turned to 2017, we retain our optimism for the long-term prospects of our broadly diversified portfolio of undervalued stocks, even as we respect that selloffs, downturns, corrections and even Bear Markets are always part of the equity market dynamic. We think that valuations for our holdings are reasonable, especially given the historically low interest rate environment—it is important to recognize that the average Federal Funds rate since 1971 has been 5.38%, compared to the present range of 0.50% to 0.75%, while the current 2.1% dividend yield on the S&P 500 has seldom ever compared so favorably to the current 2.5% yield on the 10-Year U.S. Treasury.

Also, the U.S. economy seems to be on the mend. In addition to solid numbers on manufacturing posted around the world, the Institute for Supply Management’s (ISM) read on the health of the factory sector was very good, gaining 1.5 percentage points in December 2016 to 54.7, with any tally above 50 indicating that the manufacturing economy is generally expanding.

ISM PMI Chair Bradley J. Holcomb stated, “The past relationship between the PMI and the overall economy indicates that the average PMI for January through December (51.5 percent) corresponds to a 2.6 percent increase in real gross domestic product (GDP) on an annualized basis. In addition, if the PMI® for December (54.7 percent) is annualized, it corresponds to a 3.6 percent increase in real GDP annually.”

GDP growth above 3% was also suggested by the latest score on the health of the service sector, as the ISM’s Non-Manufacturing index remained elevated at 57.2, with the New Orders component a standout, jumping more than 4 points from November to 61.6. ISM NMI Chair Anthony Nieves added, “The past relationship between the NMI and the overall economy indicates that the NMI for December (57.2 percent) corresponds to a 3.3 percent increase in real gross domestic product (GDP) on an annualized basis.”

The ISM measures have been overly optimistic in recent years when it comes to overall economic growth, and we know that the first read on Q4 2016 GDP growth came in at just 1.9%, while the most recent Federal Reserve projections call for real U.S. GDP growth of 2.1% for 2017, but the jobs data of late also has been decent. Obviously, we can’t complain about record-low initial jobless claims, while a sub-5% jobless rate is seemingly close to full employment, but we understand that the labor-force participation rate is near a four-decade low and the new payrolls created in December were slightly weaker than expected.

As such, we think that Janet Yellen & Co. will have little reason to aggressively hike interest rates this year, though we like what the historical data from Professors Eugene F. Fama and Kenneth R. French show in regard to the long-term returns for Value Stocks following Fed Liftoff...

	Initial Effective	24 Months After Liftoff			36 Months After Liftoff			60 Months After Liftoff
Start Date	Fed Funds Rate	S&P	Value	Growth	S&P	Value	Growth	S&P	Value	Growth
Dec 1954	1.28%	18.4%	15.6%	13.5%	7.7%	2.5%	3.8%	15.0%	17.0%	15.7%
Aug 1958	1.53%	12.9%	15.5%	18.3%	16.3%	18.8%	18.5%	12.3%	15.9%	10.5%
Aug 1961	2.00%	6.6%	11.7%	-0.5%	9.8%	14.5%	1.8%	5.9%	12.5%	3.7%
Nov 1964	3.52%	0.8%	8.5%	6.6%	7.0%	18.4%	19.3%	5.5%	15.0%	14.0%
Aug 1967	3.90%	4.2%	10.8%	7.2%	1.3%	1.7%	-5.3%	6.9%	8.3%	6.7%
Apr 1971	4.15%	4.5%	-2.0%	-6.4%	1.6%	-1.7%	-10.7%	3.2%	8.2%	-2.5%
Mar 1972	3.83%	-3.4%	-3.0%	-19.2%	-4.6%	-1.9%	-16.0%	2.1%	10.4%	-4.4%
Mar 1974	9.35%	9.3%	23.3%	9.1%	6.0%	20.3%	6.9%	6.4%	19.9%	10.8%
Feb 1977	4.68%	3.4%	15.1%	11.8%	10.0%	20.7%	19.1%	8.0%	17.5%	13.7%
Aug 1980	9.61%	4.3%	14.8%	0.1%	16.1%	28.8%	16.0%	14.5%	24.6%	10.3%
Jan 1982	13.22%	22.6%	37.9%	18.1%	20.1%	30.5%	15.1%	23.3%	28.9%	16.8%
May 1983	8.77%	13.1%	19.7%	0.0%	20.2%	23.5%	11.2%	14.5%	16.3%	5.2%
Apr 1987	6.37%	7.3%	11.1%	1.2%	8.3%	7.1%	3.2%	11.2%	11.0%	8.3%
Apr 1988	6.87%	16.5%	11.8%	12.2%	16.9%	10.7%	14.3%	14.7%	16.1%	11.9%
Feb 1994	3.25%	20.2%	15.4%	16.6%	22.2%	17.4%	15.5%	24.1%	16.0%	15.8%
Jun 1999	4.76%	-4.4%	16.2%	1.1%	-9.2%	8.8%	-8.1%	-2.2%	11.1%	0.3%
Jun 2004	1.03%	7.5%	17.8%	4.8%	11.7%	18.9%	8.8%	-2.2%	-1.0%	-1.7%
Averages:	5.18%	8.5%	14.1%	5.5%	9.2%	14.1%	6.7%	9.6%	14.6%	7.9%

Source: AFAM Capital, Inc. using data from Bloomberg and Fama & French (http://mba.tuck.dartmouth.edu/pages/faculty/ken.french/data_library.html - 6 Portfolios Formed on Size and Book-to-Market).

...and we believe that a stronger economic backdrop that would be necessary for the Fed to even consider taking away the proverbial punch bowl hardly would be a negative for the health of Corporate America’s overall bottom line, with handsome year-over-year growth in corporate profits likely in 2017.

Further, despite the Dow Jones Industrial Average eclipsing 20,000, we are not yet seeing signs of excessive investor exuberance, with plenty of media attention afforded the doom-and-gloom crowd, and dollars still flowing into fixed income funds and ETFs.

Though we respect that anything can happen in the equity markets and in our Fund portfolios, we never forget, as Warren Buffett states, “Investors are in a game that is heavily stacked in their favor.”

In Conclusion

We have braced ourselves for increased volatility, and we know that many are suggesting that the long-awaited pullback is imminent, but we have long been comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

*****

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at Al Frank Asset Management thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and Jason and I are proud to say that we continue to invest our own money right alongside our shareholders in our Funds.

Sincerely,

John Buckingham & Jason Clark

*****

The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The S&P 500 Index (Large Cap Equity) measures the performance of the large capitalization sector of the U.S. equity market and is considered one of the best representations of the domestic economy.

The S&P MidCap 400 Index is a stock market index from S&P Dow Jones Indices. The index serves as a barometer for the U.S. mid-cap equities sector and is the most widely followed mid-cap index in existence.

The S&P SmallCap 600 Index is a stock market index from Standard & Poor’s. It covers roughly the small-cap range of US stocks, using a capitalization-weighted index.

Indices do not incur expenses and are not available for direct investment.

068-AFAM-2/15/2017 3137-NLD-2/15/2017

Al Frank Funds
Portfolio Review (Unaudited)
December 31, 2016

Al Frank Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.16 (1)

	Al Frank	Al Frank
	Fund -	Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class *	Class**	Index	Index
1 year	15.62%	15.87%	12.74%	11.96%
5 years (Annualized)	12.91%	13.19%	14.67%	14.66%
10 years (Annualized)	5.11%	5.38%	7.07%	6.95%
Since 1.2.98 inception (Annualized)	10.08%	N/A	6.71%	6.45%
Since 4.30.06 inception (Annualized)	N/A	5.08%	7.45%	7.42%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.58% for the Investor Class and 1.32% for the Advisor Class, respectively, per the May 1, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on January 2, 1998.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do not incur expenses and are not available for investment..

Al Frank Funds
Portfolio Review (Unaudited)
December 31, 2016

Al Frank Dividend Value Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Dividend Value Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.16 (1)

	Al Frank	Al Frank
	Dividend	Dividend
	Value Fund -	Value Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class *	Class**	Index	Index
1 year	13.42%	13.61%	12.74%	11.96%
5 years (Annualized)	11.94%	12.20%	14.67%	14.66%
10 years (Annualized)	4.66%	4.90%	7.07%	6.95%
Since 9.30.04 inception (Annualized)	6.52%	N/A	8.38%	8.10%
Since 4.30.06 inception (Annualized)	N/A	4.96%	7.45%	7.42%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.98% for the Investor Class and 1.73% for the Advisor Class, respectively, per the May 1, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.98% for the Investor Class and 1.73% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on September 30, 2004.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do not incur expenses and are not available for investment.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2016

Shares		Value
	COMMON STOCKS - 98.36%
	CONSUMER DISCRETIONARY - 17.08%
	Airlines - 0.89%
13,000	Delta Air Lines, Inc.	$639,470

	Auto Manufacturers - 1.09%
22,500	General Motors Co.	783,900

	Auto Parts & Equipment - 1.51%
35,000	Goodyear Tire & Rubber Co.	1,080,450

	Hotels, Restaurants & Leisure - 1.74%
15,200	Royal Caribbean Cruises Ltd.	1,247,008

	Household Durables - 2.89%
42,000	M.D.C. Holdings, Inc.	1,077,720
5,500	Whirlpool Corp.	999,735
		2,077,455
	Media - 3.81%
14,000	Comcast Corp. - Class A	966,700
17,000	Walt Disney Co.	1,771,740
		2,738,440
	Multiline Retail - 1.10%
16,000	Kohl’s Corp.	790,080

	Specialty Retail - 4.05%
60,000	American Eagle Outfitters	910,200
22,000	Coach, Inc.	770,440
25,000	DSW, Inc. - Class A	566,250
13,000	NIKE Inc	660,790
		2,907,680
	Total Consumer Discretionary (Cost $7,849,689)	12,264,483

	CONSUMER STAPLES - 5.57%
	Discount Stores - 2.90%
5,200	CVS Health Corp	410,332
11,700	Target Corp.	845,091
12,000	Wal-Mart Stores, Inc.	829,440
		2,084,863
	Food Products - 2.67%
27,000	Archer-Daniels-Midland Co.	1,232,550
11,000	Tyson Foods, Inc. - Class A	678,480
		1,911,030
	Total Consumer Staples (Cost $2,696,036)	3,995,893

	ENERGY - 6.75%
	Energy Equipment & Services - 1.36%
15,000	Baker Hughes, Inc.	974,550

	Marine Shipping - 1.14%
55,000	Ship Finance International Ltd. (b)	816,750

	Oil, Gas & Consumable Fuels - 3.47%
10,000	Exxon Mobil Corp.	902,600
22,000	HollyFrontier Corp.	720,720
17,000	Total SA - ADR	866,490
		2,489,810

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Shares		Value
	Oilfield Services/Equipment - 0.78%
15,000	National Oilwell Varco, Inc.	$561,600

	Total Energy (Cost $4,125,362)	4,842,710

	FINANCIALS - 19.33%
	Capital Markets - 1.98%
30,000	Bank of New York Mellon Corp.	1,421,400

	Commercial Banks - 9.23%
26,000	BB&T Corp.	1,222,520
13,000	Capital One Financial Corp.	1,134,120
30,000	Fifth Third Bancorp.	809,100
60,000	Old National Bancorp	1,089,000
9,000	PNC Financial Services Group, Inc.	1,052,640
24,000	Wells Fargo & Co.	1,322,640
		6,630,020
	Diversified Financial Services - 2.16%
18,000	JPMorgan Chase & Co.	1,553,220

	Insurance - 4.93%
17,000	Axis Capital Holdings Ltd. (b)	1,109,590
18,000	MetLife, Inc.	970,020
14,000	Prudential Financial, Inc.	1,456,840
		3,536,450
	Real Estate Investment Trusts (REITS) - 1.03%
7,500	Digital Realty Trust, Inc.	736,950

	Total Financials (Cost $7,115,540)	13,878,040

	HEALTH CARE - 9.26%
	Biotechnology - 3.17%
8,000	Amgen, Inc.	1,169,680
2,000	Biogen Idec, Inc. (a)	567,160
7,500	Gilead Sciences, Inc.	537,075
		2,273,915
	Health Care Providers & Services - 2.24%
13,000	Aetna, Inc.	1,612,130

	Pharmaceuticals - 3.85%
15,000	Abbott Laboratories	576,150
10,000	Johnson & Johnson	1,152,100
4,000	McKesson Corp.	561,800
2,779	Shire PLC- ADR	473,486
		2,763,536
	Total Health Care (Cost $4,731,529)	6,649,581

	INDUSTRIALS - 13.94%
	Construction & Engineering - 3.56%
10,000	Caterpillar, Inc.	927,400
15,000	Fluor Corp.	787,800
30,000	Tutor Perini Corp. (a)	840,000
		2,555,200

	Farm - 2.65%
6,000	Cummins, Inc.	820,020
10,500	Deere & Co.	1,081,920
		1,901,940

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Shares		Value
	Human Resource & Employment Services - 1.86%
15,000	ManpowerGroup, Inc.	$1,333,050

	Machinery - 2.75%
15,000	Eaton Corp. PLC	1,006,350
35,000	Trinity Industries, Inc.	971,600
		1,977,950
	Road & Rail - 3.12%
4,500	FedEx Corp.	837,900
13,000	Norfolk Southern Corp.	1,404,910
		2,242,810
	Total Industrials (Cost $7,131,069)	10,010,950

	INFORMATION TECHNOLOGY - 19.75%
	Communications Equipment - 1.69%
40,000	Cisco Systems, Inc.	1,208,800

	Computers & Peripherals - 3.91%
15,000	Apple, Inc.	1,737,300
28,000	Seagate Technology PLC	1,068,760
		2,806,060
	Electronic Equipment, Instruments & Components - 3.98%
55,000	Corning, Inc.	1,334,850
50,000	Benchmark Electronics, Inc. (a)	1,525,000
		2,859,850
	IT Services - 2.43%
60,000	Brocade Communications Systems, Inc.	749,400
6,000	International Business Machines Corp.	995,940
		1,745,340
	Semiconductors & Semiconductor Equipment - 3.02%
40,000	Intel Corp.	1,450,800
11,000	QUALCOMM, Inc.	717,200
		2,168,000
	Software - 4.72%
30,000	CA, Inc.	953,100
25,000	Microsoft Corp.	1,553,500
23,000	Oracle Corporation	884,350
		3,390,950
	Total Information Technology (Cost $7,726,073)	14,179,000

	MATERIALS - 4.52%
	Chemicals - 2.89%
17,000	Celanese Corp. - Class A	1,338,580
25,000	The Mosaic Company	733,250
		2,071,830
	Metals & Mining - 1.63%
20,000	Newmont Mining Corp.	681,400
175,000	Yamana Gold, Inc. (b)	491,750
		1,173,150
	Total Materials (Cost $2,647,348)	3,244,980

	TELECOMMUNICATION SERVICES - 0.83%
	Diversified Telecommunication Services - 0.83%
25,000	Symantec Corporation	597,250
	Total Telecommunication Services (Cost $535,110)	597,250

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Shares		Value
	UTILITIES - 1.33%
	Electric Integrated - 1.33%
13,000	Entergy Corporation	$955,111
	Total Utilities (Cost $802,320)	955,111

	TOTAL COMMON STOCKS (Cost $45,360,076)	70,617,998

	WARRANT - 0.0%
	Health Care Providers & Services - 0.0%
129	Healthsouth Corporation (a)	90
	Total Warrant (Cost $0)

	SHORT-TERM INVESTMENT - 1.63%
	Money Market Fund - 1.63%
1,168,838	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, to yield 0.2% (c)	1,168,838
	TOTAL SHORT-TERM INVESTMENT (Cost $1,168,838)	1,168,838

	Total Investments (Cost $46,528,914) - * 99.99%	$71,786,926
	Other assets less liabilities: 0.01%	5,765
	NET ASSETS: 100.00%	$71,792,691

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,426,781 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$26,799,498
Unrealized Depreciation:	(1,439,353)
Net Unrealized Appreciation:	$25,360,145

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2016.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2016

Shares		Value
	COMMON STOCKS - 97.84%
	CONSUMER DISCRETIONARY - 18.49%
	Auto Manufacturers - 1.22%
6,200	Honda Motor Co. Ltd. - ADR	$180,978

	Auto Parts & Equipment - 0.95%
4,600	Goodyear Tire & Rubber Co.	142,002

	Household Durables - 2.67%
8,400	M.D.C. Holdings, Inc.	215,544
1,000	Whirlpool Corp.	181,770
		397,314
	Health and Personal Care Stores - 1.70%
11,000	PetMed Express, Inc.	253,770

	Hotels, Restaurants & Leisure - 1.19%
3,400	Carnival Corp.	177,004

	Household Products - 1.38%
1,800	Kimberly-Clark Corp.	205,416

	Media - 3.02%
3,500	Comcast Corp. - Class A	241,675
2,000	Walt Disney Co.	208,440
		450,115
	Specialty Retail - 6.36%
11,000	American Eagle Outfitters, Inc.	166,870
5,000	Coach, Inc.	175,100
6,000	DSW, Inc. - Class A	135,900
2,700	Foot Locker, Inc.	191,403
14,000	Staples, Inc.	126,700
3,100	Williams-Sonoma, Inc.	150,009
		945,982
	Total Consumer Discretionary (Cost $2,148,790)	2,752,581

	CONSUMER STAPLES - 3.98%
	Discount Stores - 1.16%
2,500	Wal-Mart Stores, Inc.	172,800

	Food Products - 1.53%
5,000	Archer-Daniels-Midland Co.	228,250

	Tobacco - 1.29%
3,000	Universal Corp.	191,250

	Total Consumer Staples (Cost $413,710)	592,300

	ENERGY - 6.50%
	Marine Shipping - 1.00%
10,000	Ship Finance International Ltd. (a)	148,500

	Oil, Gas & Consumable Fuels - 3.35%
2,400	Exxon Mobil Corp.	216,624
4,400	HollyFrontier Corp.	144,144
3,300	Total SA - ADR	168,201
		528,969

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Shares		Value
	Oil & Gas Services - 2.15%
4,500	National Oilwell Varco, Inc.	$168,480
1,800	Schlumberger Ltd.	151,110
		319,590

	Total Energy (Cost $915,502)	997,059

	FINANCIALS - 19.55%
	Commercial Banks - 3.17%
5,000	BB&T Corp.	235,100
4,300	Wells Fargo & Co.	236,973
		472,073
	Diversified Financial Services - 5.86%
4,400	JPMorgan Chase & Co.	379,676
16,000	KeyCorp	292,320
5,500	Synchrony Financial	199,485
		871,481
	Insurance - 5.86%
3,700	Allstate Corp.	274,244
2,800	Prudential Financial, Inc.	291,368
2,500	The Travelers Companies, Inc.	306,050
		871,662
	Investment Banks/Brokers - 2.39%
900	Goldman Sachs Group, Inc.	215,505
3,500	HSBC Holdings PLC - ADR	140,630
		356,135
	Real Estate Investment Trusts (REITS) - 2.27%
35,000	Anworth Mortgage Asset Corp.	180,950
1,600	Digital Realty Trust, Inc.	157,216
		338,166

	Total Financials (Cost $1,863,367)	2,909,517

	HEALTH CARE - 11.55%
	Biotechnology - 2.44%
1,600	Amgen, Inc.	233,936
1,800	Gilead Sciences, Inc.	128,898
		362,834
	Health Care Equipment & Supplies - 1.19%
2,500	Medtronic, Inc. (a)	178,075

	Health Care Providers & Services - 2.00%
2,400	Aetna, Inc.	297,624

	Pharmaceuticals - 5.92%
3,700	Abbott Laboratories	142,117
1,700	Johnson & Johnson	195,857
3,000	Merck & Co., Inc.	176,610
6,300	Pfizer, Inc.	204,624
4,000	Sanofi Synthelabo SA - ADR	161,760
		880,968
	Total Health Care (Cost $1,375,449)	1,719,501

	INDUSTRIALS - 14.38%
	Aerospace/Defense - 1.36%
1,300	The Boeing Co.	202,384

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Shares		Value
	Construction & Engineering - 1.27%
2,035	Caterpillar, Inc.	$188,726

	Electronic Components - 3.16%
15,000	AVX Corp.	234,450
10,000	Jabil Circuit, Inc.	236,700
		471,150
	Farm - 1.60%
2,310	Deere & Co.	238,022

	Human Resource & Employment Services - 1.43%
2,400	Manpowergroup, Inc.	213,288

	Machinery - 3.96%
3,500	American Railcar Industries, Inc.	158,515
4,000	Eaton Corp. PLC	268,360
5,153	General Electric Co.	162,835
		589,710
	Road & Rail - 1.60%
2,200	Norfolk Southern Corp.	237,754

	Total Industrials (Cost $1,568,863)	2,141,034

	INFORMATION TECHNOLOGY - 15.10%
	Communications Equipment - 2.03%
10,000	Cisco Systems, Inc.	302,200

	Computers & Peripherals - 3.84%
2,800	Apple, Inc.	324,296
6,500	Seagate Technology PLC	248,105
		572,401
	Electronic Equipment, Instruments & Components - 1.96%
12,000	Corning, Inc.	291,240

	IT Services - 1.23%
1,100	International Business Machines Corp.	182,589

	Semiconductors & Semiconductor Equipment - 2.67%
7,000	Intel Corp.	253,890
2,200	QUALCOMM, Inc.	143,440
		397,330
	Software - 3.37%
6,000	CA, Inc.	190,620
5,000	Microsoft Corp.	310,700
		501,320
	Total Information Technology (Cost $1,316,134)	2,247,080

	MATERIALS - 3.19%
	Chemicals - 1.22%
1,800	Agrium, Inc. (a)	180,990

	Metals & Mining - 1.97%
2,500	BHP Billiton Ltd. - ADR	89,450
3,500	Newmont Mining Corp.	119,245
30,000	Yamana Gold, Inc. (a)	84,300
		292,995
	Total Materials (Cost $564,599)	473,985

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2016 (Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 4.11%
	Diversified Telecommunication Services - 4.11%
6,000	AT&T, Inc.	$255,180
11,000	Symantec Corporation	262,790
16,000	Telefonaktiebolaget LM Ericsson - ADR	93,280
	Total Telecommunication Services (Cost $619,084)	611,250

	UTILITIES - 0.99%
	Electric Integrated - 0.99%
2,000	Entergy Corp.	146,940
	Total Utilities (Cost $127,060)	146,940

	TOTAL COMMON STOCKS (Cost $10,912,558)	14,591,247

	SHORT-TERM INVESTMENT - 2.72%
	Money Market Fund - 2.72%
405,393	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, to yield 0.2% (b)	405,393
	TOTAL SHORT-TERM INVESTMENT (Cost $405,393)	405,393

	Total Investments (Cost $11,317,951)* 100.56%	$14,996,640
	Liabilities in excess of Other assets: 0.56%	(113,393)
	NET ASSETS: 100.00%	$14,883,247

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,286,849 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,296,809
Unrealized Depreciation:	(587,018)
Net Unrealized Appreciation:	$3,709,791

ADR - American Depositary Receipt

(a)	U.S. traded security of a foreign issuer.

(b)	Rate shown is the 7-day annualized yield as of December 31, 2016.

See accompanying notes to financial statements.

Al Frank Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016

		Al Frank
	Al Frank Fund	Dividend Value
		Fund
ASSETS
Investments in securities, at value (cost $46,528,914 and $11,317,951, respectively)	$71,786,926	$14,996,640
Receivables:
Dividends and interest	122,725	34,711
Fund shares sold	5,250	1,100
Prepaid expenses	34,713	31,514
Total assets	71,949,614	15,063,965

LIABILITIES
Payables:
Securities purchased	—	150,653
Due to Advisor	41,408	7,764
Fund shares redeemed	77,311	1,025
Distribution fees	15,703	2,984
Payable to related parties	5,056	2,929
Accrued expenses	17,445	15,363
Total liabilities	156,923	180,718
NET ASSETS	$71,792,691	$14,883,247

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$69,119,339	$14,043,897
Shares issued and outstanding (unlimited number of shares (par value $0.01) authorized)	2,970,824	1,093,223
Net asset value (net assets/shares outstanding), offering and redemption price per share (a)	$23.27	$12.85

Advisor Class
Net assets applicable to shares outstanding	$2,673,352	$839,350
Shares issued and outstanding (unlimited number of shares (par value $0.01) authorized)	114,744	65,763
Net asset value (net assets/shares outstanding), offering and redemption price per share (a)	$23.30	$12.76

COMPONENTS OF NET ASSETS
Paid-in capital	$45,451,462	$11,558,657
Undistributed net investment income	105,706	34,525
Accumulated net realized gain/(loss) on investments	977,511	(388,624)
Net unrealized appreciation on investments	25,258,012	3,678,689
Net assets	$71,792,691	$14,883,247

(a)	Redemption of shares held less than 60 days may be assessed a fee of 2.00%

See accompanying notes to financial statements.

Al Frank Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2016

		Al Frank
	Al Frank Fund	Dividend Value
		Fund
INVESTMENT INCOME
Income
Dividends (Net of witholding taxes of $10,687 and $5,673)	$1,977,459	$486,861
Interest	5,825	1,687
Total investment income	1,983,284	488,548
Expenses
Advisory fees	699,045	143,630
Distribution fees - Investor Class	167,765	34,710
Administration & fund accounting fees	61,591	49,276
Registration expense	39,989	33,952
Transfer agent fees and expenses	38,555	20,677
Legal fees	49,652	9,611
Reports to shareholders	27,935	6,996
Chief Compliance Officer fee	15,973	3,417
Audit fees	14,458	14,419
Trustee fees	10,377	9,601
Insurance	6,997	1,072
Non 12b-1 shareholder servicing	4,467	536
Custody fees	4,182	3,335
Miscellaneous	1,361	1,361
Total expenses	1,142,347	332,593
Less: Advisory fees waived by Advisor	(94,767)	(47,014)
Net expenses	1,047,580	285,579
Net investment income	935,704	202,969

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	3,589,462	139,503
Net change in unrealized appreciation (depreciation) on investments	5,509,980	1,451,033
Net realized and unrealized gain on investments	9,099,442	1,590,536
Net increase in net assets resulting from operations	$10,035,146	$1,793,505

See accompanying notes to financial statements.

Al Frank Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$935,704	$827,375
Net realized gain on investments	3,589,462	5,030,036
Net change in unrealized appreciation (depreciation) on investments	5,509,980	(11,001,962)
Net increase (decrease) in net assets resulting from operations	10,035,146	(5,144,551)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(850,818)	(746,345)
Advisor Class	(42,507)	(37,030)
From net realized gain on investments
Investor Class	(2,520,455)	(5,355,621)
Advisor Class	(105,160)	(209,014)
From return of capital
Investor Class	—	(88,830)
Advisor Class	—	(3,467)
Total distributions to shareholders	(3,518,940)	(6,440,307)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(9,013,004)	(4,893,693)
Total decrease in net assets	(2,496,798)	(16,478,551)

NET ASSETS
Beginning of year	74,289,489	90,768,040
End of year	$71,792,691	$74,289,489
Undistributed net investment income	$105,706	$76,991

(a)	A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	83,486	$1,812,908	245,984	$5,890,332
Shares issued on reinvestment of distributions	138,045	3,264,764	288,832	6,016,370
Shares redeemed*	(632,643)	(13,667,302)	(665,398)	(15,945,846)
Net decrease	(411,112)	$(8,589,630)	(130,582)	$(4,039,144)

* Net of redemption fees of		$741		$3,157

Advisor Class
	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	5,620	$110,165	7,573	$184,671
Shares issued on reinvestment of distributions	6,179	146,312	11,855	247,292
Shares redeemed*	(30,315)	(679,851)	(52,036)	(1,286,512)
Net decrease	(18,516)	$(423,374)	(32,608)	$(854,549)

* Net of redemption fees of		$64		$133

See accompanying notes to financial statements.

Al Frank Dividend Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$202,969	$130,050
Net realized gain on investments	139,503	396,941
Net change in unrealized appreciation (depreciation) on investments	1,451,033	(1,453,673)
Net increase (decrease) in net assets resulting from operations	1,793,505	(926,682)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(174,669)	(124,012)
Advisor Class	(12,548)	(4,595)
From net realized gain on investments
Investor Class	—	(1,036,053)
Advisor Class	—	(29,154)
Total distributions to shareholders	(187,217)	(1,193,814)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	(1,630,522)	317,288
Total decrease in net assets	(24,234)	(1,803,208)

NET ASSETS
Beginning of year	14,907,481	16,710,689
End of year	$14,883,247	$14,907,481
Undistributed net investment income	$34,525	$18,782

(a)	A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	27,158	$312,599	56,111	$744,293
Shares issued on reinvestment of distributions	12,938	167,929	100,192	1,131,167
Shares redeemed*	(211,117)	(2,485,402)	(122,833)	(1,597,393)
Net increase (decrease)	(171,021)	$(2,004,874)	33,470	$278,067

* Net of redemption fees of		$333		$129

Advisor Class
	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	30,814	$381,306	1,766	$23,586
Shares issued on reinvestment of distributions	803	10,347	3,008	33,749
Shares redeemed*	(1,452)	(17,301)	(1,435)	(18,114)
Net increase	30,165	$374,352	3,339	$39,221

* Net of redemption fees of		$15		$3

See accompanying notes to financial statements.

Al Frank Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2016	2015	2014		2013	2012

Net asset value, beginning of year	$21.13	$24.67	$26.24		$22.25	$20.44

Income from investment operations:
Net investment income ^	0.29	0.24	0.28		0.26	0.38
Net realized and unrealized gain/(loss) on investments	3.03	(1.83)	1.13		7.77	3.14
Total from investment operations	3.32	(1.59)	1.41		8.03	3.52

Less distributions:
From net investment income	(0.30)	(0.23)	(0.31)		(0.28)	(0.42)
From net realized gain on investments	(0.88)	(1.69)	(2.67)		(3.76)	(1.29)
From return of capital	—	(0.03)	—		—	—
Total distributions	(1.18)	(1.95)	(2.98)		(4.04)	(1.71)

Redemption fees retained ^ #	0.00	0.00	0.00		0.00	0.00

Net asset value, end of year	$23.27	$21.13	$24.67	(a)	$26.24	$22.25

Total return (b)	15.62%	-6.32%	5.43	% (c)	37.06%	17.26%

Ratios/supplemental data:
Net assets, end of year (thousands)	$69,119	$71,470	$86,670		$88,602	$75,557
Ratio of expenses to average net assets:
Before fee waivers	1.64%	1.58%	1.57%		1.55%	1.70%
After fee waivers	1.51%	1.49%	1.49%		1.49%	1.49%
Ratio of net investment income to average net assets:
Before fee waivers	1.19%	0.88%	0.96%		0.95%	1.50%
After fee waivers	1.33%	0.96%	1.04%		1.00%	1.71%
Portfolio turnover rate	7.99%	12.38%	17.85%		18.70%	10.77%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	The NAV and offering price shown above differs from the traded NAV on December 31, 2014 due to financial statement rounding and/or financial statement adjustments made in accordance with accounting principals generally accepted in the U.S.

(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c)	Total return was calculated using the adjusted NAV on December 31, 2014.

See accompanying notes to financial statements.

Al Frank Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of year	$21.16		$24.71		$26.27		$22.27		$20.46

Income from investment operations:
Net investment income ^	0.35		0.29		0.35		0.33		0.45
Net realized and unrealized gain/(loss) on investments	3.03		(1.82)		1.14		7.78		3.13
Total from investment operations	3.38		(1.53)		1.49		8.11		3.58

Less distributions:
From net investment income	(0.36)		(0.30)		(0.38)		(0.35)		(0.48)
From net realized gain on investments	(0.88)		(1.69)		(2.67)		(3.76)		(1.29)
From return of capital	—		(0.03)		—		—		—
Total distributions	(1.24)		(2.02)		(3.05)		(4.11)		(1.77)

Redemption fees retained	0.00	^ #	0.00	^ #	0.00	^ #	0.00	^ #	—

Net asset value, end of year	$23.30		$21.16		$24.71		$26.27		$22.27

Total return (a)	15.87%		-6.09%		5.73%		37.39%		17.55%

Ratios/supplemental data:
Net assets, end of year (thousands)	$2,673		$2,820		$4,098		$4,691		$3,592
Ratio of expenses to average net assets:
Before fee waivers	1.39%		1.32%		1.32%		1.29%		1.45%
After fee waivers	1.26%		1.24%		1.24%		1.24%		1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.45%		1.12%		1.20%		1.20%		1.81%
After fee waivers	1.59%		1.21%		1.28%		1.26%		2.02%
Portfolio turnover rate	7.99%		12.38%		17.85%		18.70%		10.77%

^	Based on average shares outstanding.

#	Amount are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2016	2015		2014		2013		2012

Net asset value, beginning of year	$11.47	$13.23		$14.39		$12.31		$10.96

Income from investment operations:
Net investment income ^	0.17	0.12		0.12		0.12		0.21
Net realized and unrealized gain/(loss) on investments	1.37	(0.89)		0.36		4.15		1.67
Total from investment operations	1.54	(0.77)		0.48		4.27		1.88

Less distributions:
From net investment income	(0.16)	(0.11)		(0.12)		(0.14)		(0.22)
From net realized gain on investments	—	(0.88)		(1.52)		(2.05)		(0.31)
Total distributions	(0.16)	(0.99)		(1.64)		(2.19)		(0.53)

Redemption fees retained ^#	0.00	0.00		0.00		0.00		0.00

Net asset value, end of year	$12.85	$11.47		$13.23		$14.39		$12.31

Total return	13.42%	-5.70%		3.36	% (a)	35.65	% (a)	17.20	% (a)

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,044	$14,502		$16,286		$16,669		$13,923
Ratio of expenses to average net assets:
Before fee waivers	2.32%	1.94	% (b)	2.01%		2.01%		2.58%
After fee waivers/Recoupments	2.00%	1.98	% (c)	1.98%		1.98%		1.98%
Ratio of net investment income to average net assets:
Before fee waivers	1.09%	0.88%		0.77%		0.82%		1.12%
After fee waivers/Recoupments	1.41%	0.84%		0.80%		0.85%		1.72%
Portfolio turnover rate	7.94%	15.05%		16.84%		24.89%		10.84%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived/recouped a portion of its fees, total returns would have been lower/higher.

(b)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(c)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of year	$11.40		$13.16		$14.32		$12.26		$10.92

Income from investment operations:
Net investment income^	0.18		0.15		0.15		0.16		0.25
Net realized and unrealized gain/(loss) on investments	1.37		(0.89)		0.36		4.13		1.65
Total from investment operations	1.55		(0.74)		0.51		4.29		1.90

Less distributions:
From net investment income	(0.19)		(0.14)		(0.15)		(0.18)		(0.25)
From net realized gain on investments	—		(0.88)		(1.52)		(2.05)		(0.31)
Total distributions	(0.19)		(1.02)		(1.67)		(2.23)		(0.56)

Redemption fees retained	0.00	^ #	0.00	^ #	0.00	^ #	0.00	^ #	—

Net asset value, end of year	$12.76		$11.40		$13.16		$14.32		$12.26

Total return	13.61%		-5.47%		3.65	% (a)	35.97	% (a)	17.49	% (a)

Ratios/supplemental data:
Net assets, end of year (thousands)	$839		$406		$424		$509		$377
Ratio of expenses to average net assets:
Before fee waivers	2.12%		1.69	% (b)	1.75%		1.75%		2.33%
After fee waivers/Recoupments	1.75%		1.73	% (c)	1.73%		1.73%		1.73%
Ratio of net investment income to average net assets:
Before fee waivers	1.15%		1.27%		1.03%		1.09%		1.45%
After fee waivers/Recoupments	1.51%		1.23%		1.06%		1.11%		2.05%
Portfolio turnover rate	7.94%		15.05%		16.84%		24.89%		10.84%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived/recouped a portion of its fees, total returns would have been lower/higher.

(b)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(c)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

See accompanying notes to financial statements.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31 , 2016

NOTE 1 - ORGANIZATION

The Al Frank Fund and the Al Frank Dividend Value Fund (the “Funds”) are each a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The investment objectives of the Al Frank Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively. The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. The Funds may also be purchased by qualified investors directly through the Funds’ Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Funds’ policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 – 2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund’s shares based upon

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2016 (Continued)

their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2016, the Al Frank Fund and the Al Frank Dividend Value Fund assessed $804 and $347, respectively, in redemption fees.

F.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

G.	Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2016 (Continued)

and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety,

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2016 (Continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Funds’ assets measured at fair value:

Al Frank Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$12,264,483	$—	$—	$12,264,483
Consumer Staples	3,995,893	—	—	3,995,893
Energy	4,842,710	—	—	4,842,710
Financials	13,878,040	—	—	13,878,040
Health Care	6,649,581	—		6,649,581
Industrials	10,010,950	—	—	10,010,950
Information Technology	14,179,000	—	—	14,179,000
Materials	3,244,980	—	—	3,244,980
Telecommunication Services	597,250	—		597,250
Utilities	955,111	—	—	955,111
Total Common Stocks	70,617,998	—	—	70,617,998
Warrant
Health Care Providers & Services	90	—	—	90
Total Warrant	90	—	—	90
Short-Term Investment	1,168,838	—	—	1,168,838
Total Investments	$71,786,926	$—	$—	$71,786,926

Al Frank Dividend Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,752,581	$—	$—	$2,752,581
Consumer Staples	592,300	—	—	592,300
Energy	997,059	—	—	997,059
Financials	2,909,517	—	—	2,909,517
Health Care	1,719,501	—	—	1,719,501
Industrials	2,141,034	—	—	2,141,034
Information Technology	2,247,080	—	—	2,247,080
Materials	473,985	—	—	473,985
Telecommunication Services	611,250	—	—	611,250
Utilities	146,940	—	—	146,940
Total Common Stocks	14,591,247	—	—	14,591,247
Short-Term Investments	405,393	—	—	405,393
Total Investments	$14,996,640	$—	$—	$14,996,640

Transfers between Levels are recognized at December 31, 2016, the end of the reporting period. There were no transfers into or out of Level 1 and/or Level 2 securities during the period. There were no Level 3 securities held in the Funds during the year ended December 31, 2016.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2016 (Continued)

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended December 31, 2016, AFAM Capital, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended December 31, 2016, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $699,045 and $143,630, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2017, to waive a portion of its advisory fee. For the year ended December 31, 2016, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets, and the Al Frank Dividend Value Fund’s Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2016, the Advisor reduced its fees in the amount of $94,767 for the Al Frank Fund and $47,014 for the Al Frank Dividend Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Al Frank Fund		Al Frank Dividend Value Fund
Year	Amount	Year	Amount
2017	$75,389	2017	$4,300
2018	$68,226	2018	—
2019	$94,767	2019	$47,014

Distributor – The Board has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2016, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class incurred 12b-1 fees of $167,765 and $34,710, respectively. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended December 31, 2016, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid the Distributor underwriting fees of $0 and $0, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2016 (Continued)

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Funds were:

	Purchases	Sales
A1 Frank Fund	$5,471,858	$16,090,514
A1 Frank Dividend Value Fund	1,100,400	2,359,875

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

For the Year Ended December 31, 2016:

	Ordinary	Tax-Exempt	Long-Term	Return of
	Income	Income	Capital Gains	Capital	Total
A1 Frank	$1,150,470	—	$2,368,470	$—	$3,518,940
A1 Frank Dividend	187,217	—	—	—	187,317

For the Year Ended December 31, 2015:

	Ordinary	Tax-Exempt	Long-Term	Return of
	Income	Income	Capital Gains	Capital	Total
A1 Frank	$1,134,029	—	$5,213,981	$92,397	$6,440,307
A1 Frank Dividend	128,607	—	1,065,207	—	1,193,814

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Al Frank	$33,103	$947,981	$—	$—	$—	$25,360,145	$26,341,229
Al Frank Dividend	3,423	—	(117,385)	(271,339)	—	3,709,791	3,324,590

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation from investments is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2016 (Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Al Frank Dividend Value Fund incurred and elected to defer such capital losses as follows:

Post October
Losses
A1 Frank Dividend	$117,385

At December 31, 2016, the Al Frank Dividend Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Al Frank Dividend	$60,142	$211,097	$271,239

Permanent book and tax differences, primarily attributable to the adjustments for return of capital distributions from C-Corporations and the tax treatment of foreign currency gains(losses), resulted in reclassification for the Funds for the year ended December 31, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Al Frank	$—	$(13,664)	$13,664
Al Frank Dividend	—	(9)	9

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

NOTE 8 – SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Al Frank Fund and Al Frank Dividend Value Fund

We have audited the accompanying statements of assets and liabilities of Al Frank Fund and Al Frank Dividend Value Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Funds”), including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2012 were audited by other auditors whose report dated March 1, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Al Frank Fund and Al Frank Dividend Value Fund as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 1, 2017

Al Frank Funds

EXPENSE EXAMPLES at December 31, 2016 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively, and 1.98% and 1.73% for the Al Frank Dividend Value Fund Investor Class and Advisor Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	7/1/16	12/31/16	7/1/16 - 12/31/16	7/1/16 - 12/31/16
Al Frank - Investor Class	$1,000.00	$1,139.50	$8.01	1.49%
Al Frank - Advisor Class	1,000.00	1,140.90	6.67	1.24%
Al Frank Dividend Value - Investor Class	1,000.00	1,103.40	10.47	1.98%
Al Frank Dividend Value - Advisor Class	1,000.00	1,104.10	9.15	1.73%

Hypothetical
(5% return before expenses)
Al Frank - Investor Class	$1,000.00	$1,017.65	$7.56	1.49%
Al Frank - Advisor Class	1,000.00	1,018.90	6.29	1.24%
Al Frank Dividend Value - Investor Class	1,000.00	1,015.18	10.03	1.98%
Al Frank Dividend Value - Advisor Class	1,000.00	1,016.44	8.77	1.73%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Al Frank Fund and the Al Frank Dividend Value Fund, (the “Al Frank Funds”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

Based on their evaluation of the information provided by AFAM, in conjunction with each Al Frank Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Al Frank Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the AL Frank Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the AFAM Advisory Agreement with respect to each of the AL Frank Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement. In considering the renewal of the AFAM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed renewal of the AFAM Advisory Agreement with respect to each of the Al Frank Funds, including AFAM’s Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the professional personnel performing services for each of the Al Frank Funds, including the team of individuals that primarily monitored and executed the investment process. The Board discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the AFAM Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether AFAM’s CCO would review the portfolio managers’ performance of their duties to ensure compliance under AFAM’s compliance program.

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

The Board also reviewed the information provided on the practices for monitoring compliance with each of the Al Frank Funds’ investment limitations. The Board then reviewed the capitalization of AFAM based on financial information provided by and representations made by AFAM and concluded that AFAM was sufficiently well-capitalized, or the adviser’s ownership had the ability to make additional contributions in order to meet its obligations to each of the Al Frank Funds. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to each of the Al Frank Funds were satisfactory.

Performance: The Board discussed the reports prepared by Morningstar and reviewed the performance of each of Al Frank and Al Frank Dividend Value as compared to its peer group and Morningstar category for the one year, three year, five year and since inception periods ended September 30, 2016. The Board noted that Al Frank had outperformed its peer group yet underperformed its Morningstar category for the one year period, underperformed its peer group and Morningstar category for the three and five year periods, and underperformed the Morningstar category but outperformed its peer group for the since inception period. The Board also noted that for each of these periods the Fund, peer group and Morningstar category each trailed the Fund’s benchmarks, the S&P 500 Index and Russell 3000 Index. The Board further noted that the Fund has tended to invest in more small and micro-cap stocks as well as at times building significant stakes in non-U.S. securities than its peer group and Morningstar category, each of which had a negative impact on fund performance over the last two years. The Board noted that the Fund had a higher exposure to non-U.S. equities and small and micro-cap securities over the last three years as compared to its peer group and Morningstar category which contributed to the Fund’s underperformance versus its peer group. The Board reviewed the performance of Al Frank Dividend Value noting that the Fund underperformed its Morningstar category, peer group and benchmark for the three, five and since inception periods yet performed in line with its peer group but underperformed its Morningstar category for the one year period ended September 30, 2016. The Board noted the Fund’s exposure to non-US equities and also higher than typical allocations to small- and micro-cap securities over the last three years, a time when domestic large caps, the dominant holdings in peer group and Morningstar category funds and indexes, outperformed other equity asset classes. The Board further noted that performance was hurt by poor stock selection within certain sectors.

After further discussion, the Board concluded that they would continue to monitor the performance of each of the Al Frank Funds.

Fees and Expenses. As to the costs of the services provided by AFAM, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group and its Morningstar category as presented in the Morningstar Reports.

The Board also reviewed each Al Frank Funds net expenses as compared to its peer group and Morningstar category noting each Al Frank Fund’s higher advisory fees as compared to its peer group and Morningstar category. The Board also noted that each of the Al Frank Funds fares unfavorably against its peer group and Morningstar category, however, the peer group and Morningstar category included many funds that are much larger than the respective Al Frank Fund and that each of the Al Frank Funds is not benefiting from economies of scale like some of their peers.

The Board reviewed the contractual arrangements for each of the Al Frank Funds, which stated that AFAM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2018, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24%, and 1.49%, of Al Frank’s average net assets for Adviser shares and Investor shares, respectively, and 1.73%

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

and 1.98% of Al Frank Dividend Value’s average net assets for Adviser shares and Investor shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that, based on AFAM’s experience, expertise and services to be provided to each of the Al Frank Funds, the advisory fee charged by AFAM for each of the Al Frank Funds were reasonable and generally in line with some of the funds in their peer groups and Morningstar categories that are of similar size.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to each of the Al Frank Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. After review and discussion, including discussion regarding distribution expenses, the Board concluded that the anticipated profit from AFAM’s relationship with each Al Frank Fund was not excessive.

Economies of Scale. As to the extent to which each of the Al Frank Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Al Frank Funds, AFAM’s expectations for growth of the Al Frank Funds, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of each AL Frank Fund and its shareholders. In considering the renewal of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the AFAM Advisory Agreement was in the best interest of each Al Frank Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services.	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	4	Orizon Investment Counsel (financial services company) Board Member

12/31/16-NLII-v1

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	4	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash**** 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 -2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of December 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Fund(s) do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-263-6443.

12/31/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Advisor
AFAM Capital, Inc.
12117 FM 2244, Bldg. 3, #170
Austin, TX 78738
alfrankfunds.com

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-263-6443.

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Funds web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)(a) the Registrant's board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $25,000

2015 - $25,000

(b)	Audit-Related Fees

2016 – None

2015 - None

(c)	Tax Fees

2016–$4,400

2015- $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016– None

2015- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016- $4,400

2015- $4,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/10/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 3/10/17